UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 26, 2022

DYCOM INDUSTRIES, INC.
(Exact name of Registrant as specified in its charter)

Florida	001-10613			59-1277135
(State or other jurisdiction of incorporation)	(Commission file number)			(I.R.S. employer identification no.)

	11780 U.S. Highway One, Suite 600
	Palm Beach Gardens,	FL	33408
	(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 627-7171

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.33 1/3 per share	DY	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described below under Item 5.07, at the 2022 Annual Meeting of Shareholders (the “2022 Annual Meeting”) of Dycom Industries, Inc. (the “Company”) held on May 26, 2022, the Company’s shareholders approved an amendment to the Company’s 2012 Long-Term Incentive Plan to increase the number of authorized shares by 650,000 shares. This amendment is further described under “Proposal 4 - Approval of an Amendment and Restatement to the Dycom Industries, Inc. 2012 Long-Term Incentive Plan” in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission on April 15, 2022 (the “2022 Proxy Statement”), which description is incorporated herein by reference pursuant to General Instruction B.3 of Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2022 Annual Meeting, four proposals were voted upon by the Company’s shareholders. The proposals are described in detail in the 2022 Proxy Statement. At the 2022 Annual Meeting, the Company’s shareholders:

1.elected each of Eitan Gertel, Stephen C. Robinson, Carmen M. Sabater and Richard K. Sykes to serve as directors. Messrs. Gertel, Robinson and Sykes were elected to serve until the Company’s 2025 Annual Meeting of Shareholders and Ms. Sabater was elected to serve until the Company’s 2024 Annual Meeting of Shareholders;

2.approved, on an advisory basis, the Company’s executive compensation;

3.ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for fiscal 2023; and

4.approved an Amendment and Restatement to the Company’s 2012 Long-Term Incentive Plan to, among other things, increase the number of shares available for issuance by 650,000 shares.

Set forth below are the voting results for each matter submitted to a vote:

Proposal 1. Election of directors:

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Eitan Gertel	25,347,817	353,604	16,147	1,401,889
Stephen C. Robinson	25,460,052	241,556	15,960	1,401,889
Carmen M. Sabater	25,464,486	234,454	18,628	1,401,889
Richard K. Sykes	25,158,981	542,817	15,770	1,401,889

Proposal 2. Approval, by non-binding advisory vote, of the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstain	Broker Non-Votes
24,573,786	1,110,956	32,826	---

Proposal 3. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for fiscal 2023:

Votes For	Votes Against	Abstain	Broker Non-Votes
26,936,636	168,602	14,219	1,401,889

Proposal 4. Approval of an amendment and restatement to the Company’s 2012 Long Term Incentive Plan to, among other things, increase the number of shares available for issuance by 650,000 shares.

Votes For	Votes Against	Abstain	Broker Non-Votes
23,836,578	1,858,313	22,677	1,401,889

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 26, 2022

DYCOM INDUSTRIES, INC. (Registrant)
By:	/s/ Ryan F. Urness
Name:	Ryan F. Urness
Title:	Vice President, General Counsel and Corporate Secretary